Exhibit 99.2

URGENTLY ANNOUNCES SUCCESSFUL CLOSING OF MERGER WITH OTONOMO TECHNOLOGIES & EFFECTIVENESS OF S-1 REGISTRATION STATEMENT

Combination creates new generation mobility services company with more than 100 partnership agreements covering up to 70 million vehicles in 26 countries

VIENNA, Va. – October 19, 2023 – Urgent.ly, Inc. (“Urgently”), a U.S.-based leading provider of digital roadside and mobility assistance technology and services, today announced the closing of its acquisition of Otonomo Technologies Ltd. (“Otonomo”). In addition, Urgently’s registration statement on Form S-1 (the “Registration Statement”) has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”). Urgently anticipates its common stock will begin trading with Nasdaq under the ticker symbol “ULY” later today.

“I am thrilled to announce the completion of this transaction, which further strengthens Urgently’s unique market position as a leading roadside assistance software provider,” said Matt Booth, CEO of Urgently. “This acquisition is the result of the outstanding contributions of our employees and the support of our powerful ecosystem of Customer-Partners and Service Provider professionals. We are committed to leading the transformation to connected mobility and we look forward to continuing to improve proactive and preventative customer experiences.”

Operational Highlights, Urgently and Otonomo Together:

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More than 100 partnership agreements with Customer-Partners including automotive OEMs, fleet managers, insurance providers, rideshare and delivery companies.
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12,000 service providers, experienced service professionals who deliver roadside assistance as of June 30,2023
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Up to 70 million consumer vehicles supported with roadside assistance, proactive maintenance and repair services
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More than 26 countries of operation
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Approximately 4.5 million service requests facilitated as of December 31, 2022

Urgently intends to transform the current reactive roadside experience while expanding its number of Customer Partners, increase wallet share by cross-selling products and services across its portfolio of customers, expand business-to-business-to-consumer subscription offerings, as well as expand its geographical reach.

With over 1.7 billion connected vehicles expected to be on the road in the next decade (Ptolemus Consulting, May 2022), Urgently is uniquely positioned to cater to ever-evolving technologies and lead the transformation to connected mobility, creating safe, customer-centric assistance services for automotive OEMs, insurance, rental and fleet partners and their customers.

The Registration Statement has been filed with the Securities and Exchange Commission and became effective today. The offering is made only by means of a prospectus, copies of which are available at www.sec.gov, Copies of the final prospectus, when available, related to the offering will be available at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Urgently

Urgently keeps vehicles and people moving by delivering safe, innovative, and exceptional mobility assistance experiences. The company’s digitally native software platform combines location-based services, real-time data, AI and machine-to-machine communication to power roadside assistance solutions for leading brands across automotive, insurance, telematics and other transportation-focused verticals. Urgently fulfills the demand for connected roadside assistance services, enabling its partners to deliver exceptional user experiences that drive high customer satisfaction and loyalty, by delivering innovative, transparent and exceptional connected mobility assistance experiences on a global scale. For more information, visit www.geturgently.com.

For media and investment inquiries, please contact:

Press: media@geturgently.com

Investor Relations: investorrelations@geturgently.com

Forward Looking Statements

This release contains forward-looking statements within the meaning of the federal securities laws. Such statements are based upon current plans, estimates and expectations of management of Urgently in light of historical results and trends, current conditions and potential future developments, and are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding the expected benefits of the transaction; the competitive ability and position of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially Urgently’s plans, estimates or expectations could include, but are not limited to: (i) the outcome of any legal proceedings related to the transaction or otherwise, or the impact of the transaction thereupon; (ii) Urgently may be adversely affected by other economic, business, and/or competitive factors; (iii) risks that the anticipated benefits of the transaction or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (iv) the impact of legislative, regulatory, economic, competitive and technological changes; (v) the risk that integration of the Otonomo and Urgently post-closing may not occur as anticipated or the combined company may not be able to achieve the growth prospects and synergies expected from the transaction, as well as the risk of potential delays, challenges and expenses associated with integrating the combined company’s existing businesses; (vi) exposure to inflation, currency rate and interest rate fluctuations and risks associated with doing business locally and internationally; and (vii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Urgently’s response to any of the aforementioned factors. Additional factors that may affect the future results of Urgently are set forth in its filings with the United States Securities and Exchange Commission (the “SEC”), including Urgently’s registration statements on Form S-4 and Form S-1, each as amended, and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular the section entitled “Risk Factors” in Urgently’s registration statements on Form S-4 and Form S-1. The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Urgently and its business, including factors that potentially could materially affect its business, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Urgently files from time to time with the SEC. The forward-looking statements in this release speak only as of the date of this release. Except as required by law, Urgently assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.